UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

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Neurotrope, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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March 18, 2016

To Our Stockholders:

You are cordially invited to attend the 2016 annual meeting of stockholders of Neurotrope, Inc. to be held at 10:00 A.M. EST on Tuesday, April 12, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017.

Details regarding the meeting, the business to be conducted at the meeting, and information about Neurotrope, Inc. that you should consider when you vote your shares are described in this proxy statement.

At the annual meeting, six persons will be elected to our Board of Directors. In addition, we will ask stockholders to approve a proposed amendment to the Neurotrope, Inc. Articles of Incorporation to increase our authorized shares from 300,000,000 to 400,000,000, to ratify the selection of Friedman LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016, and to approve the compensation of our named executive officers, as disclosed in this proxy statement. The Board of Directors recommends the approval of each of the first three proposals. Such other business will be transacted as may properly come before the annual meeting.

We hope you will be able to attend the annual meeting. Whether you plan to attend the annual meeting or not, it is important that you cast your vote either in person or by proxy. You may vote by mail. When you have finished reading the proxy statement, you are urged to vote in accordance with the instructions set forth in this proxy statement. We encourage you to vote by proxy so that your shares will be represented and voted at the meeting, whether or not you can attend.

Thank you for your continued support of Neurotrope, Inc. We look forward to seeing you at the annual meeting.

Sincerely,

Charles S. Ramat
President and Chief Executive Officer

March 18, 2016

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME: 10:00 A.M.

DATE: April 12, 2016

PLACE: Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017

PURPOSES:

1.	To elect six directors to serve one-year terms expiring in 2017;

2.	To approve a proposed amendment to the Neurotrope, Inc. Articles of Incorporation to increase the authorized number of shares of Neurotrope, Inc. common stock from 300,000,000 to 400,000,000;

3.	To ratify the appointment of Friedman LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

4.	To approve by an advisory vote the compensation of our named executive officers, as disclosed in this proxy statement; and

5.	To transact such other business that is properly presented at the annual meeting and any adjournments or postponements thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Neurotrope, Inc. common stock at the close of business on March 14, 2016. A list of stockholders of record will be available at the annual meeting and, during the 10 days prior to the annual meeting, at our principal executive offices located at 50 Park Place, Suite 1401, Newark, New Jersey 07102.

All stockholders are cordially invited to attend the annual meeting. Whether you plan to attend the annual meeting or not, we urge you to vote and submit your proxy by mail in order to ensure the presence of a quorum. You may change or revoke your proxy at any time before it is voted at the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Robert Weinstein
Chief Financial Officer, Treasurer, Secretary and Executive Vice President

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TABLE OF CONTENTS

PAGE

Important Information About the Annual Meeting and Voting	3
Security Ownership of Certain Beneficial Owners and Management	8
Management and Corporate Governance	11
Executive Officer and Director Compensation	17
Equity Compensation Plan Information	24
Report of Audit Committee	25
Section 16(a) Beneficial Ownership Reporting Compliance	25
Certain Relationships and Related Person Transactions	25
Election of Directors	31
Amendment Of Our Articles Of Incorporation To Increase From 300,000,000 Shares To 400,000,000 Shares The Aggregate Number Of Shares Of Common Stock Authorized To Be Issued	32
Independent Registered Public Accounting Firm	33
Advisory Vote on Executive Compensation as Disclosed in this Proxy Statement	35
Code of Conduct and Ethics	36
Other Matters	36
Stockholder Proposals and Nominations For Director	36

Appendices

Appendix A – Text of Certificate of Amendment to Articles of Incorporation

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PRELIMINARY COPIES FILED PURSUANT TO RULE 14a-6(a)

Neurotrope, Inc.

50 Park Place, Suite 1401

Newark, New Jersey 07102

PROXY STATEMENT FOR THE NEUROTROPE, INC.

2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 12, 2016

This proxy statement, along with the accompanying notice of 2016 annual meeting of stockholders, contains information about the 2016 annual meeting of stockholders of Neurotrope, Inc., including any adjournments or postponements of the annual meeting. We are holding the annual meeting at 10:00 A.M. local time, on Tuesday, April 12, 2016, at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017.

In this proxy statement, we refer to Neurotrope, Inc. as “Neurotrope,” “the Company,” “we” and “us.”

This proxy statement relates to the solicitation of proxies by our Board of Directors for use at the annual meeting.

On or about March 18, 2016, we began sending this proxy statement, the attached Notice of Annual Meeting of Stockholders and the enclosed proxy card to all stockholders entitled to vote at the annual meeting.

Although not part of this proxy statement, we are also sending, along with this proxy statement, our annual report for the year ended December 31, 2015, which includes our financial statements for the fiscal year ended December 31, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON APRIL 12, 2016

This proxy statement and our annual report for the year ended December 31, 2015 are available for viewing, printing and downloading at www.neurotropebioscience.com. To view these materials please have your 12-digit control number(s) available that appears on your proxy card. On this website, you can also elect to receive future distributions of our proxy statements and annual reports to stockholders by electronic delivery.

Additionally, you can find a copy of our Annual Report on Form 10-K, which includes our financial statements, for the fiscal year ended December 31, 2015 on the website of the Securities and Exchange Commission (the “SEC”), at www.sec.gov, or in the “SEC Filings, Annual Report and Proxy Statements” section of the “Investors” section of our website at www.neurotropebioscience.com. You may also obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, from us by sending a written request to: Neurotrope, Inc. Attn: Robert Weinstein, 50 Park Place, Suite 1401, Newark, New Jersey 07102, or by email request to rweinstein@neurotropebioscience.com. Exhibits will be provided upon written request and payment of an appropriate processing fee.

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IMPORTANT INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why is the Company Soliciting My Proxy?

The Board of Directors of Neurotrope, Inc. is soliciting your proxy to vote at the 2016 annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017 on Tuesday, April 12, 2016 at 10:00 A.M. and any adjournments of the meeting, which we refer to as the annual meeting. The proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the meeting and the information you need to know to vote at the Annual Meeting.

We have sent you this proxy statement, the Notice of Annual Meeting of Stockholders, the proxy card and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, because you owned shares of Neurotrope, Inc. common stock or series B convertible preferred stock on the record date. The Company intends to commence distribution of the proxy materials to stockholders on or about March 18, 2016.

Who Can Vote?

Only stockholders who owned our common stock or series B convertible preferred stock at the close of business on March 14, 2016 are entitled to vote at the annual meeting. On this record date, there were 49,172,851 shares of our common stock outstanding and entitled to vote and 26,234.9 shares of series B convertible preferred stock outstanding and entitled to vote the equivalent of 26,234,940 shares of our common stock. The holders of our series B convertible preferred stock vote on an as-if converted basis with the holders of common stock.

You do not need to attend the annual meeting to vote your shares. Shares represented by valid proxies, received in time for the annual meeting and not revoked prior to the annual meeting, will be voted at the annual meeting. For instructions on how to change or revoke your proxy, see “May I Change or Revoke My Proxy?” below.

How Many Votes Do I Have?

Each share of our common stock that you own entitles you to one vote. The holders of our series B convertible preferred stock vote on an as-if converted basis with the holders of common stock, except that any holder of series B convertible preferred stock shall not have the right to exercise voting rights with respect to any series B convertible preferred stock to the extent that giving effect to such voting rights would result in such holder (together with its affiliates) being deemed to beneficially own in excess of  9.99% of the number of shares of common stock outstanding immediately after giving effect to such conversion.

The conversion rates for our series B convertible preferred stock are currently 1/100:1.

How Do I Vote?

Whether you plan to attend the annual meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or withheld for each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. If you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the annual meeting. If your shares are registered directly in your name through our stock transfer agent, Philadelphia Stock Transfer, Inc., or you have stock certificates registered in your name, you may vote:

•	By mail. If you received a proxy card by mail, you can vote by mail by completing, signing, dating and returning the proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

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•	In person at the meeting. If you attend the meeting, you may deliver a completed proxy card in person or you may vote by completing a ballot, which will be available at the meeting.

If your shares are held in “street name” (held in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record. You must follow the instructions of the holder of record in order for your shares to be voted. If your shares are not registered in your own name and you plan to vote your shares in person at the annual meeting, you should contact your broker or agent to obtain a legal proxy or broker’s proxy card and bring it to the annual meeting in order to vote.

How Does the Board of Directors Recommend That I Vote on the Proposals?

The Board of Directors recommends that you vote as follows:

•	“FOR” the election of the nominees for director;

•	“FOR” the amendment to the Neurotrope, Inc. Articles of Incorporation;

•	“FOR” the ratification of the selection of Friedman LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016;

•	“FOR” the compensation of our named executive officers, as disclosed in this proxy statement; and

If any other matter is presented at the annual meeting, your proxy provides that your shares will be voted by the proxy holder listed in the proxy in accordance with his best judgment. At the time this proxy statement was first made available, we knew of no matters that needed to be acted on at the annual meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

If you give us your proxy, you may change or revoke it at any time before the annual meeting. You may change or revoke your proxy in any one of the following ways:

•	if you received a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;
•	by notifying Neurotrope’s Secretary in writing before the annual meeting that you have revoked your proxy; or
•	by attending the annual meeting in person and voting in person. Attending the annual meeting in person will not in and of itself revoke a previously submitted proxy. You must specifically request at the annual meeting that it be revoked.

Your most current vote, whether by telephone, Internet or proxy card is the one that will be counted.

What if I Receive More Than One Notice or Proxy Card?

You may receive more than one Notice or proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described above under “How Do I Vote?” for each account to ensure that all of your shares are voted.

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Will My Shares be Voted if I Do Not Vote?

If your shares are registered in your name or if you have stock certificates, they will not be counted if you do not vote as described above under “How Do I Vote?” If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above, the bank, broker or other nominee that holds your shares has the authority to vote your unvoted shares only on the ratification of the appointment of our independent registered public accounting firm (Proposal 3 of this proxy statement) without receiving instructions from you.. Therefore, we encourage you to provide voting instructions to your bank, broker or other nominee. This ensures your shares will be voted at the annual meeting and in the manner you desire. A “broker non-vote” will occur if your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or because your broker chooses not to vote on a matter for which it does have discretionary voting authority.

Your bank, broker or other nominee does not have the ability to vote your uninstructed shares in the election of directors. Therefore, if you hold your shares in street name it is critical that you cast your vote if you want your vote to be counted for the election of directors (Proposal 1 of this proxy statement). In the past, if you held your shares in street name and you did not indicate how you wanted your shares to be voted in the election of directors, your bank, broker or other nominee was allowed to vote your shares on your behalf in the election of directors as it deemed appropriate. In addition, your bank, broker or other nominee is prohibited from voting your uninstructed shares on any matters related to executive compensation and the equity plan. Thus, if you hold your shares in street name and you do not instruct your bank, broker or other nominee how to vote in the election of directors or on matters related to executive compensation and the equity plan, no votes will be cast on these proposals on your behalf.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Elect Directors	The nominees for director who receive the most votes (also known as a “plurality” of the votes cast) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one or more of the nominees. Votes that are withheld will not be included in the vote tally for the election of the directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of the directors. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Approve Amendment to Neurotrope, Inc. Articles of Incorporation	The affirmative vote of a majority of our total issued and outstanding voting capital stock, voting together as a single class, is required to approve the amendment to the Neurotrope, Inc. Articles of Incorporation to increase our authorized shares from 300,000,000 to 400,000,000. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Abstentions and broker non-votes will have the same effect as a vote against this proposal.

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Proposal 3: Ratify Selection of Independent Registered Public Accounting Firm

The affirmative vote of majority of the votes present or represented by proxy and entitled to vote at the annual meeting for this proposal is required to ratify the selection of our independent registered public accounting firm. Abstentions will have no effect on the results of this vote. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to select our independent registered public accounting firm. However, if our stockholders do not ratify the selection of Friedman LLP as our independent registered public accounting firm for 2016, our Audit Committee of our Board of Directors will reconsider its selection.

Proposal 4: Approve an Advisory Vote on the Compensation of our Named Executive Officers	The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, the compensation of our named executive officers, as described in this proxy statement. Abstentions will have no effect on the results of this vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal. As a result, any shares not voted by a customer will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote. Although the advisory vote is non-binding, the Compensation Committee and the Board of Directors will review the voting results and take them into consideration when making future decisions regarding executive compensation.

Is Voting Confidential?

We will keep all the proxies, ballots and voting tabulations private. We only let our Inspectors of Election, Philadelphia Stock Transfer, Inc., examine these documents. Management will not know how you voted on a specific proposal unless it is necessary to meet legal requirements. We will, however, forward to management any written comments you make, on the proxy card or otherwise provide.

Where Can I Find the Voting Results of the Annual Meeting?

The preliminary voting results will be announced at the annual meeting, and we will publish preliminary, or final results if available, in a Current Report on Form 8-K within four business days of the annual meeting. If final results are unavailable at the time we file the Form 8-K, then we will file an amended report on Form 8-K to disclose the final voting results within four business days after the final voting results are known.

What Are the Costs of Soliciting these Proxies?

We will pay all of the costs of soliciting these proxies. Our directors and employees may solicit proxies in person or by telephone, fax or email. We will pay these employees and directors no additional compensation for these services. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

What Constitutes a Quorum for the Annual Meeting?

The presence, in person or by proxy, regardless of whether the proxy has authority to vote on all matters, of the holders of a majority of the voting power of all outstanding shares entitled to vote at the annual meeting is necessary to constitute a quorum at the annual meeting. Votes of stockholders of record who are present at the annual meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

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Attending the Annual Meeting

The annual meeting will be held at 10:00 A.M. on Tuesday, April 12, 2016 at the offices of Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., located at 666 Third Avenue, New York, New York, 10017. When you arrive at Mintz, Levin, Cohn, Ferris, Glovsky & Popeo, P.C., signs will direct you to the appropriate meeting rooms. You need not attend the annual meeting in order to vote.

Householding of Annual Disclosure Documents

Securities and Exchange Commission (“SEC”) rules concerning the delivery of annual disclosure documents allow us or your broker to send a single Notice or, if applicable, a single set of our proxy materials to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and us. It reduces the volume of duplicate information received at your household and helps to reduce our expenses. The rule applies to our Notices, annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions.

If your household received a single Notice or, if applicable, a single set of proxy materials this year, but you would prefer to receive your own copy, please contact our transfer agent, Philadelphia Stock Transfer, Inc., by calling their toll free number, 1-866-223-0448.

If you do not wish to participate in “householding” and would like to receive your own Notice or, if applicable, set of Neurotrope’s proxy materials in future years, follow the instructions described below. Conversely, if you share an address with another Neurotrope stockholder and together both of you would like to receive only a single Notice or, if applicable, set of proxy materials, follow these instructions:

•	If your Neurotrope shares are registered in your own name, please contact our transfer agent, Philadelphia Stock Transfer, Inc., and inform them of your request by calling them at 1-866-223-0448 or writing them at 2320 Haverford Rd., Suite 230, Ardmore, Pennsylvania 19003.

•	If a broker or other nominee holds your Neurotrope shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

Electronic Delivery of Company Stockholder Communications

Most stockholders can elect to view or receive copies of future proxy materials over the Internet instead of receiving paper copies in the mail.

You can choose this option and save the Company the cost of producing and mailing these documents by following the instructions provided on your proxy card.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of February 24, 2016 (except as otherwise noted), by (i) each stockholder known by us to be the beneficial owner of more than 5% of our common stock or Series B convertible preferred stock (our only classes of voting securities), (ii) the executive officers named in the Summary Compensation Table on page 17 of this proxy statement, (iii) each of our directors and director nominees and (iv) all of our directors and executive officers as a group. We deem shares of common stock that may be acquired by an individual or group within 60 days of February 24, 2016 pursuant to the exercise of options or warrants to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Except as indicated in footnotes to this table, we believe that the stockholders named in this table have sole voting and investment power with respect to all shares of common stock shown to be beneficially owned by them based on information provided to us by these stockholders.

Unless otherwise indicated in the following table, the address for each person named in the table is c/o Neurotrope, Inc., 50 Park Place, Suite 1401, Newark, New Jersey 07102.

Name and Address of Beneficial Owner	Common Stock Beneficially Owned	Percent of Common Stock Beneficially Owned(1)	Shares of Common Stock Underlying Series B Stock Beneficially Owned(1)	Percent of Series B Stock Beneficially Owned(1)
Neurosciences Research Ventures, Inc.(2) 364 Patteson Drive, #279 Morgantown, WV 26505	10,687,500	21.0%	0	0%
Dr. John H. Abeles/Northlea Partners LLLP(3) 2365 NW 41st Street Boca Raton, Florida 33431	9,413,805	17.9%	375,001	1.4%
Hannah Rose Holdings, LLC(4) 101 Grovers Mill Road Suite #200 Lawrenceville, NJ 08648	4,957,030	10.1%	0	0%
E. Jeffrey Peierls(5) 73 South Holman Way Golden, CO 80401	14,827,293	9.9%	1,974,334	7.5%
Iroquois Capital Management, LLC(6)	13,300,002	9.9%	2,166,667	8.3%
Hudson Capital Management, LLC(7)	5,420, 820	9.9%	1,666,667	6.4%
Emprey Asset Management, LP(8)	10,000,002	9.9%	1,666,667	6.4%
Brio Capital Master Fund Ltd.(9)	5,238,524	9.7%	0	0%
Charles S. Ramat(10)	3,417,596	6.6%	166,667	*
Paul E. Freiman(11)	1,549,276	3.1%	166,667	*
Jay M. Haft(12)	579,995	1.2%	41,667	*
William S. Singer(13)	232,226	*	0	*
Robert Weinstein(14)	600,002	1.2%	41,667	*
James Gottlieb(15)	202,432	*	0	*
Susanne Wilke(16)	111,250	*	16,667	*
All directors and executive officers as a group (7 persons)	6,692,750	12.3%	433,335	1.7%

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* Represents beneficial ownership of less than 1% of the outstanding shares.

(1)	Applicable percentage ownership is based on 49,172,026 shares of our common stock outstanding and 262,349.4 shares of our Series B Stock outstanding convertible into 26,234,940 shares of common stock, together with securities exercisable or convertible into shares of our common stock within 60 days of February 24, 2016 for each stockholder. Shares of our common stock underlying the Series B Stock are calculated on a 100-for-one basis. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. The shares issuable pursuant to the exercise or conversion of such securities are deemed outstanding for the purpose of computing the percentage of ownership of the security holder, but are not treated as outstanding for the purpose of computing the percentage of ownership of any other person.
(2)	Includes 1,662,500 shares underlying stock options held by Neurosciences Research Ventures, Inc. that are vested as of February 24, 2016 or will vest within 60 days thereafter.
(3)	Includes 1,082,349 shares underlying stock options held by Dr. Abeles that are vested as of February 24, 2016 or will vest within 60 days thereafter, 375,001 shares of Series B Stock, and warrants to purchase 1,875,005 shares of our common stock but does not include 123,151 shares underlying stock options that will not vest within 60 days after February 24, 2016. 894,454 shares of our common stock indicated as beneficially owned by Dr. John H. Abeles are held by Northlea Partners LLLP. Dr. Abeles is an affiliate of Northlea Partners LLLP and has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of common stock.
(4)	HRH is controlled by Matt Rosenblum.
(5)	This information is based solely on a Schedule 13G filed by E. Jeffrey Peierls on February 10, 2016, which reported ownership as of November 13, 2015 and information known to the Company. Includes an aggregate of (1) 2,981,289 shares of common stock, (2) 1,974,334 shares of common stock issuable upon conversion of Series B Stock, and (3) 1,974,334 shares of common stock issuable upon exercise of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants and Series E Warrants, for an aggregate total of 9,871,670 shares of common stock issuable upon exercise of the Investor Warrants. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Series B Stock and Investor Warrants are held by The Peierls Foundation Inc. 6,873,700 shares of common stock are subject to shared voting and dispositive power with Brian Eliot Peierls. E. Jeffrey Peierls may be deemed the beneficial owner of securities held by trusts of which E. Jeffrey Peierls is a fiduciary. E. Jeffrey Peierls and Brian Eliot Peierls may be deemed to share indirect beneficial ownership of securities held by The Peierls Foundation, Inc. The address of E. Jeffrey Peierls and The Peierls Foundation, Inc. is 73 South Holman Way, Golden, Colorado 80401. The address of Brian Eliot Peierls is 3017 McCurdy St., Austin, TX 78723.
(6)	This information is based solely on a Schedule 13G filed by Iroquois Capital Management, LLC on February 8, 2016, which reported ownership as of November 13, 2015. Includes an aggregate of (1) 300,000 shares of common stock, (2) 2,166,667 shares of common stock issuable upon conversion of Series B Stock, and (4) 2,166,667 shares of common stock issuable upon exercise of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants and Series E Warrants, for an aggregate total of 10,833,335 shares of common stock issuable upon exercise of the Investor Warrants. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Iroquois Capital Management, LLC shares voting and dispositive power over all shares with Joshua Silverman and Richard Abbe. The address of Iroquois Capital Management, LLC, Joshua Silverman and Richard Abbe is 205 East 42nd Street, 20th Floor, New York, New York 10017.
(7)	This information is based solely on a Schedule 13G filed by Hudson Bay Capital Management, LP on February 8, 2016, which reported ownership as of December 31, 2015. Includes an aggregate of 5,420,820 shares of common stock issuable upon the exercise of warrants and convertible preferred stock. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Hudson Bay Capital Management, LP shares voting and dispositive power over all shares with Sander Gerber. The address of Hudson Bay Capital Management, LP and Sander Gerber is 777Third Avenue, 30th Floor, New York, New York 10017.

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(8)	This information is based solely on a Schedule 13G filed by Emprey Asset Management, LP on November 19, 2015, which reported ownership as of November 13, 2015. Includes an aggregate of (1) 1,666,667 shares of common stock issuable upon conversion of Series B Stock, and (4) 1,666,667shares of common stock issuable upon exercise of each of the Series A Warrants, Series B Warrants, Series C Warrants, Series D Warrants and Series E Warrants, for an aggregate total of 8,333,335 shares of common stock issuable upon exercise of the Investor Warrants. The shares included in the table report the number of shares that would be issuable upon conversion and exercise of the Series B Stock and Investor Warrants, respectively, without giving effect to the 9.99% blocker included in such securities. Emprey Asset Management, LP shares voting and dispositive power over all shares with Ryan M. Lane and Martin D. Hoe. The address of Emprey Asset Management, LP, Ryan M. Lane and Martin D. Hoe is 1 Rockefeller Plaza, Suite 1205, New York, New York 10020.
(9)	This information is based solely on a Schedule 13G filed by Brio Capital Master Fund Ltd. on February 16, 2016. Includes an aggregate of 5,238,524 shares of common stock over which Brio Capital Master Fund Ltd. exercises sole voting and dispositive power. The address of Brio Capital Master Fund Ltd. is 100 Merrick Road, Suite 401W, Rockville Centre, New York, 11570.
(10)	Includes 1,224,979 shares underlying stock options beneficially owned by Mr. Ramat that are vested as of February 24, 2016 or will vest within 60 days thereafter, 166,667 shares of Series B Stock and warrants to purchase 833,335 shares of our common stock, but does not include 734,248 shares underlying stock options that will not vest within 60 days after February 24, 2016. The shares of our common stock indicated as beneficially owned by Charles Ramat are held by Mr. Ramat, Ramat Consulting and NTR21 Holdings, LLC. Mr. Ramat is an affiliate of each of Ramat Consulting and NTR21 Holdings, LLC, and has sole power to vote or direct the vote, and to dispose or direct the disposition, of such shares of our common stock.
(11)	Includes 549,274 shares underlying stock options held by Mr. Freiman that are vested as of February 24, 2016 or will vest within 60 days thereafter, 166,667 shares of Series B Stock and warrants to purchase 833,333 shares of our common stock, but does not include 410,289 shares underlying stock options that will not vest within 60 days after February 24, 2016. The shares of our Series B Stock and warrants to purchase our common stock indicated as beneficially owned by Mr. Freiman are held by Trust of Paul E. Freiman & Anna Mazzuchi Freiman, Dated May 24, 1996.
(12)	Includes 241,740 shares underlying stock options held by Mr. Haft that are vested as of February 24, 2016 or will vest within 60 days thereafter, 41,667 shares of Series B Stock and warrants to purchase 208,335 shares of our common stock, but does not include 198,527 shares underlying stock options that will not vest within 60 days after February 24, 2016.
(13)	Includes 222,493 shares underlying stock options held by Mr. Singer that are vested as of February 24, 2016 or will vest within 60 days thereafter, but does not include 167,774 shares underlying stock options that will not vest within 60 days after February 24, 2016.
(14)	Includes 350,000 shares underlying stock options held by Mr. Weinstein that are vested as of February 24, 2016 or will vest within 60 days thereafter, 41,667 shares of Series B Stock and warrants to purchase 208,335 shares of our common stock, but does not include 400,000 shares underlying stock options that will not vest within 60 days after February 24, 2016.
(15)	Includes 202,432 shares underlying stock options held by Mr. Gottlieb that are vested as of February 24, 2016 or will vest within 60 days thereafter, but does not include 172,568 shares underlying stock options that will not vest within 60 days after February 24, 2016.
(16)	Includes 11,250 shares underlying stock options held by Dr. Wilke that are vested as of February 24, 2016 or will vest within 60 days thereafter, 16,667 shares of Series B Stock and warrants to purchase 83,333 shares of our common stock, but does not include 288,750 shares underlying stock options that will not vest within 60 days after February 24, 2016.

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MANAGEMENT AND CORPORATE GOVERNANCE

The Board of Directors

On February 24, 2016, our Board of Directors accepted the recommendation of the Nominating and Corporate Governance Committee and voted to nominate Charles S. Ramat, Paul E. Freiman, William S. Singer, James Gottlieb, Jay M. Haft and Susanne Wilke for election at the annual meeting for a term of one year to serve until the 2017 annual meeting of stockholders, and until their successors are duly elected and qualified, or until their earlier resignation or removal.

Set forth below are the names of the persons nominated as directors, their ages, their offices in the Company, if any, their principal occupations or employment for at least the past five years, the length of their tenure as directors and the names of other public companies in which such persons hold or have held directorships during the past five years. Additionally, information about the specific experience, qualifications, attributes or skills that led to our Board of Directors’ conclusion at the time of filing of this proxy statement that each person listed below should serve as a director is set forth below:

Name	Age	Position with the Company
Charles S. Ramat	64	Director, President, Chief Executive Officer
Paul E. Freiman	81	Director and Chairman of the Board
William S. Singer	75	Director; Vice-Chairman of the Board
James Gottlieb	68	Director
Jay M. Haft	80	Director
Susanne Wilke	52	Director

On July 16, 2014, the Board appointed Charles S. Ramat and Paul E. Freiman to serve as Co-Chief Executive Officers, on an interim basis, of the Company and of Neurotrope BioScience. Mr. Freiman has served on the Board since October 18, 2013, and was appointed Co-Chairman of the Board on June 13, 2014. Mr. Ramat was elected to the Board on June 13, 2014, and was immediately appointed Co-Chairman of the Board.

Our Board of Directors has reviewed the materiality of any relationship that each of our directors has with Neurotrope, either directly or indirectly. Based upon this review, our Board has determined that the following members of the Board are “independent directors” as defined by The NASDAQ Stock Market:

James Gottlieb

Jay M. Haft

Susanne Wilke

Paul E. Freiman –Director and Chairman of the Board of Directors. On July 16, 2014, the Board appointed Mr. Freiman to serve as Co-Chief Executive Officer, on an interim basis, of the Company and of Neurotrope BioScience, Inc. our wholly owned subsidiary (“Neurotrope Bioscience”). On September 12, 2014, Mr. Paul E. Freiman’s appointment as interim Co-Chief Executive Officer terminated and he became the sole Chairman of the Board. Mr. Freiman has extensive pharmaceutical and biotechnology industry operating experience as a board member and Chief Executive Officer of private and publicly-traded companies. Mr. Freiman also currently serves as an independent pharmaceutical and biotechnology industry consultant. He serves as Chairman of Chronix BioMedical, Inc. Since May 2002, he has also been a member of the Board of Directors of NovaBay Pharmaceuticals, Inc. In the past, Mr. Freiman served on the boards of Otsuka America, Inc., and several biotechnology companies based in the United States and Singapore. Prior to his current consulting and board member roles, Mr. Freiman was a partner of Burrill Brasil Investimentos based in Rio de Janiero, Brazil. He also served as President and Chief Executive Officer of Neurobiological Technologies, Inc., as well as a member of its Board of Directors.

Mr. Freiman also served as Chairman and Chief Executive Officer of Syntex Corporation, which was sold to The Roche Group during his tenure. He was involved with the marketing of Syntex’s lead product, Naprosyn®, and was responsible for moving the product to over-the-counter status, marketed as Aleve®.

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Mr. Freiman served on the Board of the Pharmaceutical Research and Manufacturers Association of America (PhRMA) and was its Chairman. He served on a number of industry task forces both domestically and internationally. He also served as Chairman of the University of California (UCSF) Foundation, The United Way of Silicon Valley and a number of not-for-profit organizations over the years.

Mr. Freiman received a B.S. in pharmacy from Fordham University and an honorary doctorate from the Arnold & Marie Schwartz College of Pharmacy.

The Board has concluded that Mr. Freiman should serve as a director based upon his significant experience in the pharmaceutical and biotechnology industries, particularly stemming from his years of experience as a board member and Chief Executive Officer of private and publically-traded companies.

James Gottlieb – Director. Since 2010 to the present, Mr. Gottlieb has been a partner with Capitol Counsel LLC, where he leads the commerce team. His clients include entities representing a broad range of industries, including healthcare, aviation, telecommunications, e-commerce, oversight and investigations and mergers & acquisitions. Prior to joining Capitol Counsel LLC and based upon his in-depth experience in legislation, oversight and investigations (including with the FDA) and political roles on Capitol Hill, and foundation management, consulting and strategic advisory roles outside of government, Mr. Gottlieb formed Gottlieb Strategic Consulting, a government affairs firm.

In 1977, Mr. Gottlieb served as the chief of staff for Representative Ted Weiss (D-NY) and later the Subcommittee on Human Resources & Government Relations of the House Committee on Government Operations (now Committee on Oversight & Government Reform) from 1983 to 1992, where he directed a wide range of oversight investigation and legislation in health, education, and veterans’ matters. Mr. Gottlieb served as Senator Jay Rockefeller’s chief counsel and staff director for the Senate Committee on Veterans Affairs from 1992-2003. He also served as Senator Rockefeller’s Chief-of-Staff and was responsible for the Senator’s legislative community, economic development and political operations.

Mr. Gottlieb then served as chief management consultant to Blanchette Rockefeller Neurosciences Institute (“BRNI”) as a strategic policy and advocacy advisor and managed the restructuring of this multi-million dollar medical research facility for the study of brain disorders and continued to serve as legal counsel and policy advisor to Senator Rockefeller, BRNI’s Chairman, from 2003 to 2005. He serves as a Board of Directors member of BRNI and serves as Treasurer of Friends of Jay Rockefeller.

Mr. Gottlieb received a B.A. in Business Administration from Michigan State University in 1969, a Master of Education from New York University in 1970 and a law degree from New York Law School in 1974.

The Board has concluded that Mr. Gottlieb should serve as a director based upon his legislative, oversight and policy experience regarding healthcare and regulatory matters, as well as his position as a board member of BRNI.

Jay M. Haft – Director. From 2005 through his retirement on December 31, 2015, Mr. Haft was a partner of Columbus Nova, a private investment arm of the Renova Group. Mr. Haft served as Chairman of the Board of Directors of DUSA Pharmaceuticals, Inc., a publicly-traded pharmaceutical company, from 2008 until December 2012, when the company merged with an affiliate of Sun Pharmaceutical Industries, Inc. From 1989 to 1994, he was a senior corporate partner of the law firm of Parker, Duryee, Rosoff and Haft, and was of counsel to that firm from 1994 until 2002. He is currently of counsel to the law firm of Reed Smith LLP. Mr. Haft has served on approximately 30 corporate boards, including his tenure as Chairman of the Executive Committee of Emerson Radio Corporation. He is also active in the non-profit sector as well, particularly in the areas of education and art. Mr. Haft earned his Bachelor’s degree and graduated Phi Beta Kappa from Yale University and earned his law degree from Yale Law School. The Board has concluded that Mr. Haft should serve as a director based upon his wealth of knowledge and insight into the challenges faced by emerging growth companies, including successful companies in the medical device field, as well as his expertise in counseling companies on strategic matters.

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Charles S. Ramat –Director, President and Chief Executive Officer. On July 16, 2014, the Board appointed him to serve as Co-Chief Executive Officer, on an interim basis, of the Company and of Neurotrope BioScience. On September 12, 2014, Mr. Ramat’s appointment as interim Co-Chief Executive Officer terminated and he was appointed as our sole President and Chief Executive Officer. Additionally, on September 12, 2014, Mr. Ramat’s appointment as Co-Chairman of the Company’s Board of Directors terminated. Mr. Ramat has been a member of the Board since July 16, 2014. Mr. Ramat, a self-employed consultant, is currently a private investor and has extensive operational and general business experience in several industries including: biotechnology, medical devices, commercial finance, real estate and mobile communications. Until December 2013, Mr. Ramat was a principal investor and consultant to Continental Home Loans, the third largest FHA mortgage originator in New York State, with operations in 22 states and with annual originations and servicing portfolio both in excess of $1 billion. Since 2006, he has developed land, principally 1,000 acres of private gated communities, with a strong emphasis on environmentally friendly practices, in upstate New York. From 2002 to 2005, Mr. Ramat was the President and Chief Executive Officer of Kushner Companies, managing 25,000 apartment units and a commercial portfolio exceeding five million square feet.

From 1988 to 2002, Mr. Ramat was Chairman and Chief Executive Officer of Aris Industries, Inc., a publicly-traded apparel maker. Aris owned and licensed several major apparel brands and Mr. Ramat was active in the Company’s branding effort both domestically and internationally. During this tenure, annual sales rose from under $50 million to more than $400 million. Prior to 1988, Mr. Ramat had acquired various luxury residential buildings in Manhattan where he executed co-op conversions resulting in over $100 million in sales. Also, he was a principal in United Restaurant Corporation which held significant national restaurant franchise rights and a Vice President at Landall Corporation, a publicly-traded real estate development company.

Mr. Ramat has served on various business company boards, philanthropies and trade organizations. Mr. Ramat graduated cum laude with a B.A. from Yeshiva University and earned a Juris Doctor degree from Columbia Law School.

The Board has concluded that Mr. Ramat should serve as a director based upon his extensive senior management experience, as well as his broad general business experience.

William S. Singer – Director and Vice-Chairman of the Board of Directors. Mr. Singer serves as President of Blanchette Rockefeller Neurosciences Institute (“BRNI”) and is also on its board of directors. He was a partner in the Chicago office of the law firm of Kirkland & Ellis LLP from 1980 until 2006 and has been of counsel to that firm since that time, concentrating his practice on corporate, real estate, and legislative matters. Since 2006, he also has been the sole proprietor of Singer Consulting LLC, which advises clients on federal legislation. He has been listed in Crain’s Who’s Who in Chicago Business in the 2000, 2001, 2002, 2003, and 2004 editions.

Mr. Singer has been prominently active in Chicago public service, serving as an Alderman for several years and as a candidate for Mayoral office.

The Board has concluded that Mr. Singer should serve as a director based upon his extensive experience as President of BRNI and his legal and strategic capabilities.

Susanne Wilke – Director. Dr. Wilke has years of experience in the biotechnology industry, with a focus on the pharmaceutical, diagnostic and therapeutic fields. Since August 2011, Dr. Wilke has served as President and Chief Executive Officer at CrossBridge International, LLC, an advisory firm she co-founded that specializes in integrating proprietary scientific developments with marketing and financial planning services. From January 2011 through August 2011, Dr. Wilke served as a consultant at The Monitor Group in New York. Her previous employment experience includes positions as Director of Worldwide New Product Assessment for General Medicine and Specialty Pharmaceuticals at Forest Laboratories, as Senior Associate and later Principal at NGN Capital, as Kauffman Fellow in Venture Capital at Schroder Ventures Life Sciences and as Project Leader for Metabolic Diseases at Hoffmann-La-Roche.

Dr. Wilke holds a B.A. in Chemistry from Loyola University, a PhD in Organic Chemistry/Biochemistry and Drug Development from the University of Illinois and an M.B.A. from the Dartmouth Tuck School of Business.

The Board has concluded that Dr. Wilke should serve as a director based upon her insights into the challenges faced by emerging growth companies in the healthcare sector.

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Committees of the Board of Directors and Meetings

Meeting Attendance. During the fiscal year ended December 31, 2015, there were seven meetings of our Board of Directors, and the various committees of the Board met a total of nine times. No director attended fewer than 75% of the total number of meetings of the Board and of committees of the Board on which he or she served during fiscal 2015. The Board has adopted a policy under which each member of the Board is strongly encouraged each annual meeting of our stockholders. Seven directors attended our annual meeting of stockholders held in 2015.

Audit Committee. Our Audit Committee met four times during fiscal 2015. This committee currently has three members, Jay M. Haft (Chairman), James Gottlieb and Susanne Wilke. Our Audit Committee’s role and responsibilities are set forth in the Audit Committee’s written charter and include the authority to retain and terminate the services of our independent registered public accounting firm. In addition, the Audit Committee reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission (the “SEC”) and by The NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Haft is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. Please also see the report of the Audit Committee set forth elsewhere in this proxy statement.

A copy of the Audit Committee’s written charter is publicly available on our website at www.neurotropebioscience.com.

Compensation Committee. Our Compensation Committee met four times during fiscal 2015. This committee currently has two members, Susanne Wilke (Chairman) and Jay M. Haft. Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and includes reviewing, approving and making recommendations regarding our compensation policies, practices and procedures to ensure that legal and fiduciary responsibilities of the Board of Directors are carried out and that such policies, practices and procedures contribute to our success. Our Compensation Committee also administers our 2013 Equity Incentive Plan. The Compensation Committee is responsible for the determination of the compensation of our chief executive officer, and shall conduct its decision making process with respect to that issue without the chief executive officer present. All members of the Compensation Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

Our Compensation Committee’s role and responsibilities are set forth in the Compensation Committee’s written charter and include:

•	reviewing and recommending the compensation arrangements with management, including the compensation of our chief executive officer;

•	establishing and reviewing general compensation policies with the objective of aligning, where appropriate, the long-term interests of executive officers and other key employees with those of our stockholders and otherwise encouraging the achievement of superior results over an extended time period; and

•	overseeing our 2013 Equity Incentive Plan.

A copy of the Compensation Committee’s written charter is publicly available on our website at www.neurotropebioscience.com.

Nominating and Corporate Governance Committee. Our Nominating and Corporate Governance Committee met one time during fiscal 2015 and has three members, Susanne Wilke (Chairman), Jay M. Haft and James Gottlieb. The Nominating and Corporate Governance Committee’s role and responsibilities are set forth in the Nominating and Corporate Governance Committee’s written charter and include evaluating and making recommendations to the full Board as to the size and composition of the Board and its committees, evaluating and making recommendations as to potential candidates, and evaluating current Board members’ performance. All members of the Nominating and Corporate Governance Committee qualify as independent under the definition promulgated by The NASDAQ Stock Market.

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If a stockholder wishes to nominate a candidate for director who is not to be included in our proxy statement, it must follow the procedures described in our By-Laws and in “Stockholder Proposals and Nominations For Director” at the end of this proxy statement.

In addition, under our current corporate governance policies, the Nominating and Corporate Governance Committee may consider candidates recommended by stockholders as well as from other sources such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Corporate Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of the stockholders.

The Nominating and Corporate Governance Committee considers any timely submitted and qualified director candidates recommended by any security holder entitled to vote in an election of Directors. To date no security holders have made any such recommendations.

The Nominating Committee considers issues of diversity among its members in identifying and considering nominees for director, and strives where appropriate to achieve a diverse balance of backgrounds, perspectives, experience, age, gender, ethnicity and country of citizenship on the board and its committees.

A copy of the Nominating and Corporate Governance Committee’s written charter is publicly available on the Company’s website at www.neurotropebioscience.com.

Board Leadership Structure and Role in Risk Oversight

The leadership structure of the Board currently consists of a Chairman of the Board who oversees the Board meetings and a Vice-Chairman of the Board. The Company separates the roles of Chairman of the Board and Chief Executive Officer in recognition of the differences between the two roles. Our Board believes this division of responsibility is an effective approach for addressing the risks we face. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

Our management is primarily responsible for managing the risks we face in the ordinary course of operating our business. The Board oversees potential risks and our risk management activities by receiving operational and strategic presentations from management which include discussions of key risks to our business. The Board also periodically discusses with management important compliance and quality issues. In addition, the Board has delegated risk oversight to each of its key committees within their areas of responsibility. For example, the Audit Committee assists the Board in fulfilling its oversight of the quality and integrity of the Company’s financial statements and the Company’s compliance with legal and regulatory requirements relating to the Company’s financial statements and related disclosures. The Compensation Committee assists the Board in its risk oversight function by overseeing strategies with respect to our incentive compensation programs and key employee retention issues. We believe our Board leadership structure facilitates the division of risk management oversight responsibilities among the Board committees and enhances the Board’s efficiency in fulfilling its oversight function with respect to difference areas of our business risks and our risk mitigation practices.

Stockholder Communications to the Board

The Board believes that the most efficient method of stockholders and other interested parties to raise issues and ask questions and to get a response is to direct such communications through the Investor Relations team at the address provided in the “Contact Us” section of our website, www.neurotropebioscience.com. The address listed for our Investor Relations team on our website is supervised on a daily basis by Neurotrope’s Chief Financial Officer, who will promptly forward to the Board any communication intended for them.

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Executive Officers

The following table sets forth certain information regarding our executive officers who are not also directors. We have an employment agreement with Robert Weinstein.

Name	Age	Position
Robert Weinstein	56	Chief Financial Officer, Treasurer, Secretary and Executive Vice President

Robert Weinstein – Chief Financial Officer, Executive Vice President, Treasurer and Secretary. Mr. Weinstein joined the Company in June 2013 as its acting Chief Financial Officer. The Company is party to an employment agreement dated as of October 1, 2013, with Mr. Weinstein, pursuant to which he serves as the Company’s Chief Financial Officer and Executive Vice President. He has extensive accounting and finance experience, spanning more than 25 years, as a public accountant, investment banker, healthcare private equity fund principal and chief financial officer.

From September 2011 to the present, Mr. Weinstein has been an independent consultant for several healthcare companies in the pharmaceutical and biotechnology industries. From March 2010 to August 2011, he was the Chief Financial Officer of Green Energy Management Services Holdings, Inc., a publicly-traded energy consulting company. From August 2007 to February 2010, Mr. Weinstein served as Chief Financial Officer of Xcorporeal, Inc., a publicly-traded, development-stage medical device company which was sold in March 2010 to Fresenius Medical USA, the largest provider of dialysis equipment and services worldwide.

Mr. Weinstein received his MBA degree in finance and international business from the University of Chicago Graduate School of Business, is a Certified Public Accountant (inactive), and received his BS degree in accounting from the State University of New York at Albany.

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EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the total compensation paid or accrued by us during the last two fiscal years ended December 31, 2015, to (i) all individuals that served as our principal executive officers or acted in a similar capacity for us at any time during the fiscal year ended December 31, 2015; (ii) the two most highly compensated executive officers other than the principal executive officer who were serving as executive officers at December 31, 2015; and (iii) up to two additional individuals for whom disclosure would have been required pursuant to clause (ii) above but for the fact that the individual was not serving as an executive officer at December 31, 2015.

Name & Principal Position	Fiscal Year ended December 31	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(7)	Non–Equity Incentive Plan Compensation ($)	Non–Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)(8)	Total ($)
Charles S.	2015	450,000	–		–	303,961	–	–	15,420	769,381
Ramat, President and CEO (1)	2014	206,667	–		–	477,916	–	–	–	684,583
Paul Freiman,	2014	110,000	–		–	86,969	–	–	–	196,969
Chairman (2)
Robert Weinstein,	2015	275,000	–		–	–	–	52,252	29,203	356,455
CFO, Secretary	2014	240,000	50,000	(6)	–	–	–	–	24,524	314,524
and Executive Vice President (3)
Warren Wasiewski,	2015	288,875	135,070		–	–	–	–	27,005	450,950
Executive Vice President, Development and Chief Medical Officer of Neurotrope BioScience (4)	2014	54,167	17,014		–	155,583	–	–	–	226,764
James New, Former President	2014	135,417	–		–	–	–	–	268,477	403,894
and CEO (5)

(1)	Mr. Ramat was appointed by our Board on July 16, 2014 to serve as our Co-Chief Executive Officer, on an interim basis. On September 12, 2014, Mr. Ramat’s appointment as interim Co-Chief Executive Officer terminated, and he was appointed as our sole President and Chief Executive Officer. Mr. Ramat’s 2014 amount includes consulting fees that Mr. Ramat received for his services as Co-CEO and CEO, as well consulting fees he receives under a consulting agreement with the Company.
(2)	Mr. Freiman was appointed by our Board on July 16, 2014 to serve as our Co-Chief Executive Officer, on an interim basis. On September 12, 2014, Mr. Freiman’s appointment as interim Co-Chief Executive Officer terminated. Mr. Freiman’s 2014 amount includes consulting fees that Mr. Freiman received for his service as Co-CEO and Chairman of the Board.
(3)	Mr. Weinstein became our Chief Financial Officer on August 23, 2013. The Company is party to an employment agreement dated as of October 1, 2013, with Mr. Weinstein, pursuant to which he serves as the Company’s Chief Financial Officer and Executive Vice President.
(4)	Dr. Wasiewski was appointed as our Executive Vice President, Development and Chief Medical Officer of Neurotrope BioScience on November 1, 2014. Dr. Wasiewski terminated his employment as Executive Vice President, Development with Neurotrope Bioscience on November 9, 2015. He currently serves as our interim Chief Medical Officer. For more information, see “Employment Agreements; Separation Agreement” below.
(5)	Effective as of July 16, 2014, Dr. New’s employment as Chief Executive Officer and President of the Company was terminated. See “Employment Agreements; Separation Agreement—James New” below.

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(6)	Represents a $50,000 bonus paid to Mr. Weinstein in 2015 for services rendered in 2014.

(7)	Option awards represent the grant date fair value of awards. Grant date fair value is based on the Black-Scholes option pricing model on the date of grant. For additional discussion on the valuation assumptions used in determining the grant date fair value, see Note 9 to the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2014.

(8)	Dr. New’s 2014 amount represents (a) the amount paid to him pursuant to the Separation Agreement and General Release, effective as of July 16, 2014, which is comprised of severance, vacation and healthcare payments, and (b) amounts representing the health and life insurance premiums we paid on behalf of Mr. Ramat, Mr. Weinstein and Dr. Wasiekwshi for 2015 and Mr. Weinstein for 2014.

Narrative Disclosure To Summary Compensation Table

Employment Agreements; Separation Agreement

Warren Wasiewski. Neurotrope BioScience and Dr. Wasiewski executed an employment agreement dated as of November 1, 2014 pursuant to which Dr. Wasiewski serves as Executive Vice President, Development and Chief Medical Officer (the “Wasiewski Employment Agreement”). The Wasiewski Employment Agreement provides for an initial term from November 1, 2014 to November 1, 2015 (the “Initial Term”). The term of the Wasiewski Employment Agreement shall thereafter be automatically extended for additional one-year periods (each, an “Extension Term”) unless Neurotrope BioScience or Dr. Wasiewski provides at least 90 days’ notice not to extend the term, or until such employment is earlier terminated in accordance with termination provisions set forth in the Wasiewski Employment Agreement (the Initial Term and any Extension Term(s), collectively, the “Employment Term”). The Wasiewski Employment Agreement provides that Dr. Wasiewski will receive an initial base salary of $325,000. During the Employment Term, Dr. Wasiewski’s salary may be reviewed at least annually and may be adjusted as determined by the President of the Company. In addition, Dr. Wasiewski is eligible to receive an annual incentive bonus opportunity of 50% of his base salary commencing in 2015 to be earned and payable based upon attainment of both corporate and individual annual performance goals. Additionally, Dr. Wasiewski is entitled to receive a sign-on bonus in the amount of $102,083 payable in 12 equal monthly installments. In accordance with the terms and limitations in the Wasiewski Employment Agreement, Dr. Wasiewski is entitled to be reimbursed for his relocation expenses up to $15,000 and his lodging expenses of up to $15,000. Dr. Wasiewski will also be entitled to four weeks of paid vacation per annum and general expense reimbursement for pre-approved business related expenses incurred in the performance of Dr. Wasiewski’s job duties. Dr. Wasiewski will also be eligible for all benefits and retirement, life, disability, medical and dental plan benefits generally available to Neurotrope BioScience’s officers in accordance with the terms of those plans.

On November 1, 2014, Dr. Wasiewski was granted non-qualified stock options under the 2013 Plan to purchase 250,000 shares of our common stock at an exercise price equal to the fair market value of our common stock on such date (the “Sign-On Options”). Twenty percent (20%) of the Sign-On Options will vest on each anniversary of the grant date for a period of five years from the grant date.

If Dr. Wasiewski’s employment is terminated by Neurotrope BioScience for any reason, he is entitled to his accrued benefits. In addition, if Dr. Wasiewski’s employment is terminated by Neurotrope BioScience for a reason other than cause, and subject to his compliance with other terms of the Wasiewski Employment Agreement, then Neurotrope BioScience will pay him a severance amount equal to six months of his annual base salary, payable in a single lump sum. If Dr. Wasiewski’s employment is terminated by non-renewal or due to his death or disability, he is not entitled to any severance, and shall only be entitled to his accrued benefits.

Dr. Wasiewski’s employment agreement contains non-competition, non-solicitation and non-disclosure covenants.

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Robert Weinstein. The Company is party to an employment agreement dated as of October 1, 2013, with Robert Weinstein, pursuant to which he serves as the Company’s Chief Financial Officer and Executive Vice President. Under the terms of Mr. Weinstein’s employment agreement, the Company will pay Mr. Weinstein an annual base salary of not less than $240,000 per year for the period from the effective date to December 31, 2014; and $275,000 per year for the period January 1, 2015 to December 31, 2015. Such annual base salary may be reviewed annually and increased (but not decreased) at the discretion of the Board or a committee thereof, provided, however, that the salary will, at a minimum, be increased annually, beginning January 1, 2016, based upon the percentage increase in the Consumer Price Index for the immediately preceding year. The Company will pay Mr. Weinstein an annual incentive bonus of no less than $35,000 for the year ending December 31, 2013; an annual bonus of no less than $50,000 for the year ending December 31, 2014; and an annual bonus targeted at 50% of his annual base salary for all years beginning January 1, 2015, to be earned and payable based upon attainment of annual performance goals as determined by the Board or a committee thereof. Mr. Weinstein’s annual bonus opportunity may be periodically reviewed and increased at the discretion of the Board or a committee thereof. Mr. Weinstein will also be eligible to participate in all Company benefits generally available to the Company’s officers in accordance with the terms of those benefit plans and all retirement, life, disability, medical and dental plan benefits generally available to the Company’s officers in accordance with the terms of those plans.

Pursuant to the employment agreement, the Company’s Board of Directors granted an incentive stock option to Mr. Weinstein under the 2013 Plan to purchase 650,000 shares of the Company’s common stock. The option vests with respect to 162,500 shares on each of the first, second, third and fourth anniversaries of October 1, 2013, subject to the executive’s continued employment with the Company on each such day. Mr. Weinstein will be entitled to additional options and/or equity-based awards as determined in the discretion of the Board or a committee thereof. All of his options and/or equity awards will cease vesting as of the date of termination of the employment agreement, provided that in the event of (i) Mr. Weinstein’s termination for good reason or (ii) termination of his employment by the Company without cause, his options and any other equity awards will be deemed to have vested as of the date of termination with respect to that number of shares that would have vested had his employment with the Company continued for a period of one year after the date of termination, and provided, further, that if Mr. Weinstein’s termination for Good Reason or the termination of his employment by the Company without Cause occurs within six months after the occurrence of a change of control of the Company, then all of his options and any other equity awards will be deemed to have vested as of the date of termination.

If Mr. Weinstein’s employment is terminated by the Company for a reason other than cause or by him for good reason, and subject to his compliance with other terms of Mr. Weinstein’s employment agreement, and certain other conditions, then the Company will pay him a severance amount equal to his annual base salary, payable in a single lump sum. In addition, if he elects health care continuation coverage under COBRA, the Company will pay for such health insurance coverage for a period of 18 months following the termination of his employment, as the same rate as it pays for health insurance coverage for its active employees (with Mr. Weinstein required to pay for any employee-paid portion of such coverage). If Mr. Weinstein’s employment is terminated by non-renewal or due to his death or disability, he will be entitled to any unpaid prorated Annual Bonus for the year in which his employment terminates.

The Company reimbursed Mr. Weinstein $4,800 for reasonable attorney’s fees and expenses that he incurred in connection with the negotiation, preparation and execution of his employment agreement.

Subject to earlier termination by Mr. Weinstein’s death or disability, or by the Company for Cause, the term of Mr. Weinstein’s employment agreement is four years and will be extended automatically for successive one-year periods, unless either party gives written notice of termination to the other party at least 90 days prior to the end of the then-current term.

James New. Effective as of July 16, 2014, Dr. James New’s employment as Chief Executive Officer and President of the Company was terminated. Accordingly, the employment agreement by and between Neurotrope BioScience and Dr. New dated February 25, 2013 (the “New Employment Agreement”) terminated as of July 16, 2014. On October 9, 2014, Neurotrope BioScience and Dr. New entered into a Separation Agreement and General Release (the “Separation Agreement”) pursuant to which Neurotrope BioScience paid or will pay or provide to Dr. New the following: (a) $2,684.02 within three days of the execution of the Separation Agreement by Dr. New, representing reimbursement of business expenses; (b) a lump sum equal to the total gross amount of $233,000 (less all applicable income and employment taxes and other required or elected withholdings, for which a Form W-2 will be issued to Dr. New); (c) a gross amount of $25,477.59 (less all applicable income and employment taxes and other required or elected withholdings) for Dr. New’s accrued, unused vacation; (d) reimbursement for the cost of continuing Dr. New’s current health care insurance in the same amount as the net reimbursement amounts paid to Dr. New on a monthly basis immediately prior to July 16, 2014 ($2,974 per month) until the earlier of the date on which Dr. New becomes eligible for medical insurance coverage with a new employer or July 16, 2015; (e) director’s and officer’s insurance coverage covering Dr. New’s actions while a director and/or officer of Neurotrope BioScience until July 16, 2020; and (f) $17,000 for reimbursement of Dr. New’s attorneys fees. In addition, the parties agreed that Dr. New’s ownership of any common shares of the company is not affected by the Separation Agreement and that any equity awards Dr. New received pursuant to the 2013 Equity Incentive Plan will be governed exclusively by the terms of such plan.

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Charles Ramat. The Company is party to an employment agreement dated as of September 28, 2015, with Charles Ramat, pursuant to which he serves as the Company’s President and Chief Executive Officer. Under the terms of Mr. Ramat’s employment agreement, the Company will pay Mr. Ramat an annual base salary of $450,000 per year. Mr. Ramat is eligible to receive a discretionary annual bonus of up to 50% of his annual base salary, to be earned and payable based upon attainment of annual performance goals as determined by the Board or a committee thereof. Mr. Ramat’s annual bonus opportunity may be periodically reviewed and increased at the discretion of the Board or a committee thereof. Mr. Ramat will also be eligible to participate in all Company benefits generally available to the Company’s officers in accordance with the terms of those benefit plans and all retirement, life, disability, medical and dental plan benefits generally available to the Company’s officers in accordance with the terms of those plans.

If Mr. Ramat’s employment is terminated by the Company for a reason other than cause or by him for good reason, and subject to his compliance with other terms of Mr. Ramat’s employment agreement, and certain other conditions, then the Company will pay him a severance amount equal to his annual base salary less $50,000 multiplied by 50%, payable in a single lump sum. In addition, in the event Mr. Ramat’s employment is terminated for the above reasons or by non-renewal, the consulting agreement, by and between the Company and Ramat Consulting Corp., dated February 28, 2013, shall automatically be restored. Furthermore, in the event of a termination by the Company without cause or for non-renewal or due to death or disability or by Mr. Ramat for good reason, Mr. Ramat’s unvested options shall vest during the balance of their terms and Mr. Ramat’s vested options shall continue to be exercisable for a period of ten (10) years following the respective dates of grant.

Subject to earlier termination pursuant to the terms of the employment agreement, the initial term of Mr. Ramat’s employment agreement is one year and will be extended automatically for successive one-year periods, unless either party gives written notice of termination to the other party at least 60 days prior to the end of the then-current term. During the term of his employment agreement, so long as Mr. Ramat is willing to stand for re-election, the Company agreed to nominate him for re-election as a director at the annual meeting (and any other meeting) of stockholders for the election of directors.

Consulting Arrangements

On July 16, 2014, the Board appointed Charles S. Ramat and Paul E. Freiman to serve as Co-Chief Executive Officers, on an interim basis, of the Company and of Neurotrope BioScience. In consideration of the services that Mr. Freiman and Mr. Ramat provided to the Company as interim Co-Chief Executive Officers, the Company paid each of them consulting fees in the amount of $20,000 per month. In addition, on July 23, 2014, Messrs. Freiman and Ramat were each granted non-qualified options to purchase 400,000 shares of the Company’s common stock for their roles as directors, Co-Chairmen of the Board and Co-Chief Executive Officers. On September 12, 2014, Messrs. Freiman’s and Ramat’s appointments as interim Co-Chief Executive Officers terminated effective on such date. See “Executive Compensation––Outstanding Equity Awards at Fiscal Year-End.”

On September 12, 2014, Mr. Ramat was appointed to serve as the Company’s President and Chief Executive Officer, effective as of such date. In consideration of Mr. Ramat’s services as President and Chief Executive Officer, the Company has agreed to pay Mr. Ramat a salary of $400,000 per year. This arrangement may be terminated by the Company or Mr. Ramat on 60 days’ notice. Mr. Ramat’s salary for his duties as President and Chief Executive Officer will be paid in addition to the consulting fees he receives under a Consulting Agreement with the Company pursuant to which he receives $50,000 per year. In addition, in connection with his appointment as President and Chief Executive Officer, Mr. Ramat was granted non-qualified stock options pursuant to the Company’s 2013 Equity Incentive Plan, with a term of ten years, to purchase 250,000 shares of common stock of the Company at an exercise price of $.60 per share, the closing price of the shares on September 12, 2014, the date of grant. All of the options vested as of September 12, 2014.

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Also on September 12, 2014, Mr. Freiman was appointed to serve as the sole Chairman of the Company’s Board of Directors. In consideration of Mr. Freiman’s services as Chairman, the Company agreed to continue to pay Mr. Freiman $20,000 per month, being the same level as the consulting fees he was receiving as Co-Chief Executive Officer prior to September 12, 2014. In addition, in connection with his appointment as Chairman of the Company’s Board of Directors, Mr. Freiman was granted non-qualified stock options pursuant to the Company’s 2013 Equity Incentive Plan, with a term of ten years, to purchase 50,000 shares of common stock of the Company at an exercise price of $0.60 per share, the closing price of the shares on September 12, 2014, the date of grant. All of the options vested as of September 12, 2014.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended December 31, 2015, including both awards subject to performance conditions and non-performance-based awards, to each of the executive officers named in the Summary Compensation Table.

	Option awards						Stock awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date		Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
(a)	(b)	(c)	(d)	(e)	(f)		(g)	(h)	(i)	(j)
Charles S. Ramat	230,302	69,698	–	1.00	08/23/2023	(1)	–	–	–	–
	54,404	0		1.75	08/23/2023	(2)
	117,808	132,192		1.00	08/23/2023	(3)
	272,055	127,945		(4)	07/23/2024	(4)
	250,000	0		0.60	09/12/2024	(5)
	100,000	0	–	0.60	11/17/2025	(6)
	150,000	450,000	–	0.80	11/19/2025	(7)
Paul Freiman	110,137	139,863	–	1.50	10/18/2023	(8)	–	–	–	–
	20,575	29,425		1.55	12/10/2023	(9)
	10,274	14,726		1.64	12/11/2023	(10)
	272,055	127,945		(4)	07/23/2024	(11)
	50,000	0		0.60	09/12/2024	(12)
	50,000	150,000	–	0.80	11/19/2025	(13)
Robert Weinstein	325,000	325,000	–	1.00	10/01/2023	(14)	–	–	–	–
	25,000	75,000	–	0.80	11/19/2025	(15)
Warren Wasiewski	50,000	0	–	0.71	11/15/2016	(16)	–	–	–	–

(1)	The options vested with respect to 88,864 shares as of the date of grant, with the balance vesting at a rate of 164 shares per day such that the option shall be fully vested as of February 28, 2017 (assuming continued service through such date). Vesting is subject to acceleration in the event of a change in control or termination of the consulting agreement between Neurotrope, Inc. and Mr. Ramat for good reason.
(2)	The options vested as of the date of grant.
(3)	The options vest daily over five years from the date of grant, such that the options will have vested with respect to all shares as of August 23, 2018.
(4)	One-half of the options granted to Mr. Ramat have an exercise price $1.11 per share and were fully vested upon the date of grant. The second-half of the options granted to Mr. Ramat have an exercise price of $2.22 per share and vest on a daily basis up to 25% per year through July 23, 2018.

(5)	The options vested as of the date of grant.
(6)	The options vested as of the date of grant.

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(7)	The options have an exercise price of $0.80 per share and vest at a rate of 25% per year, with the initial 25% vested as of the date of grant.
(8)	The options vest daily over five years from the date of grant, such that the options will have vested with respect to all shares as of October 18, 2018 (assuming continued service through such date). Vesting is subject to the acceleration in the event of a change in control.
(9)	The options vest daily over five years from the date of grant, such that the options will have vested with respect to all shares as of December 10, 2018 (assuming continued service through such date).
(10)	The options vest daily over five years from the date of grant, such that the options will have vested with respect to all shares as of December 11, 2018 (assuming continued service through such date).
(11)	One-half of the amount of options granted to Mr. Freiman have an exercise price $1.11 per share and are fully vested upon date of grant. The second-half of the amount of options granted to Mr. Freiman have an exercise price of $2.22 per share and vest on a daily basis up to 25% per year through July 23, 2018.
(12)	The options vested as of the date of grant.
(13)	The options have an exercise price of $0.80 per share and vest at a rate of 25% per year, with the initial 25% vested as of the date of grant.
(14)	25% of these options vest on each of the first four anniversaries of the date of grant (October 2, 2013).
(15)	The options have an exercise price of $0.80 per share and vest at a rate of 25% per year, with the initial 25% vested as of the date of grant.
(16)	50,000 options vested on November 1, 2015.

Pension Benefits

We do not have any qualified or non-qualified defined benefit plans.

Nonqualified Deferred Compensation

We do not have any nonqualified defined contribution plans or other deferred compensation plan.

Potential Payments upon Termination or Change-In-Control

The Company is party to an employment agreement dated as of September 28, 2015, with Charles Ramat, pursuant to which he serves as the Company’s President and Chief Executive Officer. If Mr. Ramat’s employment is terminated by the Company for a reason other than cause or by him for good reason, and subject to his compliance with other terms of Mr. Ramat’s employment agreement, and certain other conditions, then the Company will pay him a severance amount equal to his annual base salary less $50,000 multiplied by 50%, payable in a single lump sum. In addition, in the event Mr. Ramat’s employment is terminated for the above reasons or by non-renewal, the consulting agreement, by and between the Company and Ramat Consulting Corp., dated February 28, 2013, shall automatically be restored. Furthermore, in the event of a termination by the Company without cause or for non-renewal or due to death or disability or by Mr. Ramat for good reason, Mr. Ramat’s unvested options shall vest during the balance of their terms and Mr. Ramat’s vested options shall continue to be exercisable for a period of ten (10) years following the respective dates of grant.

The Company is party to an employment agreement dated as of October 1, 2013, with Robert Weinstein, pursuant to which he serves as the Company’s Chief Financial Officer and Executive Vice President. If Mr. Weinstein’s employment is terminated by the Company for a reason other than cause or by him for good reason, and subject to his compliance with other terms of Mr. Weinstein’s employment agreement, and certain other conditions, then the Company will pay him a severance amount equal to his annual base salary, payable in a single lump sum. In addition, if he elects health care continuation coverage under COBRA, the Company will pay for such health insurance coverage for a period of 18 months following the termination of his employment, as the same rate as it pays for health insurance coverage for its active employees (with Mr. Weinstein required to pay for any employee-paid portion of such coverage). If Mr. Weinstein’s employment is terminated by non-renewal or due to his death or disability, he will be entitled to any unpaid prorated Annual Bonus for the year in which his employment terminates.

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Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended December 31, 2015 to each of our non-employee directors. Directors who are employed by us are not compensated for their service on our Board of Directors.

	Fees earned			Non-equity incentive	deferred
	or paid in	Stock	Option	plan	compensation	All other
	cash	awards	awards	compensation	earnings	compensation	Total
Name	($)	($)	($) (1)	($)	($)	($)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
John H. Abeles	0	-	0	-	-	-	0
Larry Altstiel(2)	0	-	21,742	-	-	-	21,742
Paul E. Freiman	0	-	86,969	-	-	-	86,969
James Gottlieb	0	-	0	-	-	-	0
Jay M. Haft	0	-	21,742	-	-	-	21,742
Charles S. Ramat(3)	0	-	0	-	-	-	0
William S. Singer	0	-	0	-	-	-	0
Susanne Wilke(4)	0	-	0	-	-	-	0

1 These amounts represent the aggregate grant date fair value of stock awards granted to each director in fiscal year 2015 computed in accordance with FASB ASC Topic 718. The grant date fair value of performance awards is determined based on the probable outcome of such performance conditions as of the grant date. A discussion of the assumptions used in determining grant date fair value may be found in Note 10 to our Financial Statements, included in our Annual Report on Form 10-K for the year ended December 31, 2015.

2 Dr. Altstiel resigned from his position as a director on February 11, 2016.

3 Mr. Freiman’s compensation for services on behalf of the Company is fully reflected in the Summary Compensation Table above.

4 Mr. Ramat’s compensation for services on behalf of the Company is fully reflected in the Summary Compensation Table above.

5 Dr. Wilke was appointed to our board of directors effective February 15, 2016.

The following is a description of the standard compensation arrangements under which our directors are compensated for their service as directors, including as members of the various committees of our board.

The Company currently does not pay any cash compensation to members of its Board of Directors for their services as directors of the Company. However, the Company reimburses its directors for all reasonable out-of-pocket expenses incurred in connection with their attendance at meetings of the Board of Directors. Historically, the Company has granted to each new director, at the time of such director's appointment, a one-time option to purchase 250,000 shares of common stock. In addition, new directors who are expected to participate in one or more committees have been granted an additional option to purchase an additional 50,000 shares of common stock. On November 19, 2015, each of Jay Haft and Larry Altstiel received 50,000 options, 25% of which vested immediately with an additional 25% vesting over each of the next three anniversaries of the date of grant. In connection with her appointment to the Board of Directors, on February 16, 2016, Susanne Wilke received 250,000 options, which vest in equal daily installments over the course of five years beginning on the date of grant. Additionally, in connection with her committee service, on February 24, 2016, Dr. Wilke received 50,000 options, which vest on a straight line basis over five years.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain aggregate information with respect to all of the Company’s equity compensation plans in effect as of December 31, 2015.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	8,582,952	$1.32	1,417,048
Equity compensation plans not approved by security holders	0	0	0
Total	8,582,952	$1.32	1,417,048

(1) Neurotrope, Inc. 2013 Equity Incentive Plan

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REPORT OF AUDIT COMMITTEE

The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of The NASDAQ Stock Market, has furnished the following report:

The Audit Committee assists the Board in overseeing and monitoring the integrity of our financial reporting process, compliance with legal and regulatory requirements and the quality of internal and external audit processes. This committee’s role and responsibilities are set forth in our charter adopted by the Board, which is available on our website at www.neurotropebioscience.com. This committee reviews and reassesses our charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process, and for the appointment, compensation, retention, and oversight of the work of Friedman LLP. In fulfilling its responsibilities for the financial statements for the fiscal year ended December 31, 2015, the Audit Committee took the following actions:

•	Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2015 with management and Friedman LLP, our independent registered public accounting firm;

•	Discussed with Friedman LLP the matters required to be discussed in accordance with Auditing Standard No. 16- Communications with Audit Committees; and

•	Received written disclosures and the letter from Friedman LLP regarding its independence as required by applicable requirements of the Public Company Accounting Oversight Board regarding Friedman LLP’s communications with the Audit Committee and the Audit Committee further discussed with Friedman LLP their independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the committee determined appropriate.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and Friedman LLP, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the SEC.

Members of the Neurotrope, Inc. Audit Committee

James Gottlieb (Chairman)

Jay M. Haft

Susanne Wilke

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Our records reflect that all reports which were required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, were filed on a timely basis, except that one report, covering an aggregate of two transactions, was filed late by each of Jay M. Haft and Charles S. Ramat.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions.

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The Series B Offering

On November 13, 2015, we entered into a securities purchase agreement (the “Securities Purchase Agreement”) to sell up to 26,234,940 units in a private placement at a per unit purchase price equal to $0.60. Each unit consisted of (i) one one-hundredth share of series B convertible preferred stock, convertible into one share of our common stock, (ii) one warrant to acquire, at an exercise price of $0.80 per share with an expiration date five years from the date of issuance, one share of our common stock (the “Series A Warrant”), (iii) one warrant to acquire, at an exercise price of $0.80 per share with an expiration date of one year from the date of issuance, one share of our common stock (the “Series B Warrant”), (iv) one warrant to acquire, at an exercise price of $1.25 per share with an expiration date of five years from the issuance date, one share of our common stock (the “Series C Warrant”), (v) one warrant, which is contingent upon the exercise of the Series B Warrant, to acquire, at an exercise price of $1.00 per share with an expiration date that is five years from the date of the initial exercise of the Series B Warrant, one share of our common stock (the “Series D Warrant”), and (vi) one warrant, which is contingent upon the exercise of the Series C Warrant, to acquire, at an initial exercise price of $1.50 per share with an expiration date that is five years from the date of the initial exercise of the Series C Warrant, one share of our common stock (the “Series E Warrant”, and together with the Series A Warrant, the Series B Warrant, the Series C Warrant and the Series D Warrant, the “Investor Warrants”). The exercise prices of the Investor Warrants are initially subject to full protection for dilutive issuances. The Series A Warrant and Series B Warrant each contain a mandatory exercise right of ours to force exercise of the warrant if our common stock trades at or above $1.50 for 20 consecutive trading days (subject to certain conditions, including a $150,000 minimum daily volume requirement). The Series C Warrant contains a mandatory exercise right of the Company to force exercise of the warrant if our common stock trades at or above $2.00 for 20 consecutive trading days (subject to certain conditions, including a $150,000 minimum daily volume requirement). In connection with the private placement, we agreed to sell to certain investors introduced to us by the placement agent for the private placement (i) warrants exercisable for a period of five years from the date of the initial closing to purchase a number of shares of our common stock equal to 10% of the number of units purchased by any placement agent investors who are institutional investors (the “Institutional Placement Agent Investors”) with an exercise price of $1.50, which shall be lowered to $0.80 on the date of the exercise (if any) of all of the Series A Warrants or all of the Series B Warrants (the “Institutional Broker Warrants”) and (ii) warrants exercisable for a period of five years from the date of the initial closing to purchase a number of shares of our common stock equal to 10% of the number of units purchased by any placement agent investors who are not Institutional Placement Agent Investors (“Placement Agent Retail Investors”) with exercise prices as apportioned as follows: 25% of such number of warrants shall be exercisable for common stock at an exercise price of $0.01 per share (“Penny Broker Warrant”) and 75% of such number of warrants shall be exercisable for common stock at an exercise price of $0.60 per share (the “IV Broker Warrant” and collectively with the Institutional Broker Warrant and the Penny Broker Warrant, the “Broker Warrants”).

In addition, pursuant to the terms of the Securities Purchase Agreement, we may sell, in one additional closing on the same terms and conditions as those contained in the purchase agreement, additional units to one or more buyers (each, an “Additional Investor”), each of which is either (a) an institutional investor that focuses on the biotech industry, (b) an investor of our series A convertible preferred stock, (c) any investor investing under $5,000 or (d) any person approved in writing by each of those selling stockholders who are institutional investors and such selling stockholder’s purchase price (together with such selling stockholder’s institutional affiliates) equals or exceeds $1,000,000 (the “Large Buyers”). The Large Buyers also have certain consent rights with respect to any Additional Investor. In connection with the private placement, the holders of our series A convertible preferred stock consented to convert their series A convertible preferred stock into common stock. The closing of the private placement was subject to customary closing conditions and was completed in two closings, which took place on November 13, 2015 and November 30, 2015. The gross proceeds from the closing of the initial portion of the private placement were approximately $15,330,000 and from the second portion of the private placement were approximately $311,000.

Registration Rights Agreement

In connection with the Securities Purchase Agreement, the Company and the investors entered into a registration rights agreement (the “Registration Rights Agreement”) on November 13, 2015. Under the terms of the Registration Rights Agreement, the Company agreed to prepare and file with the SEC a registration statement covering the resale of 150% of the number of shares underlying the series B convertible preferred stock, the Investor Warrants and the Broker Warrants (the “Registrable Securities”) within 30 days following the date of the initial closing under the Securities Purchase Agreement. In connection with the Company’s obligations under the Registration Rights Agreement, on December 11, 2015, the Company filed a registration statement on Form S-1, as amended on January 14, 2016 (File No. 333-208502), and subsequently declared effective on January 19, 2016, with the SEC relating to the Registrable Securities which names each of the holders of the Registrable Securities as a selling stockholder thereunder.

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Common Stockholders’ Agreement

On August 23, 2013, our wholly owned subsidiary, Neurotrope Acquisition, Inc., a corporation formed in the State of Nevada on August 15, 2013 (“Acquisition Sub”) merged (the “Reverse Merger”) with and into Neurotrope BioScience, Inc., a corporation incorporated in the State of Delaware on October 31, 2012 (“Neurotrope BioScience”). Neurotrope BioScience was the surviving corporation in the Reverse Merger and became our wholly owned subsidiary. All of the outstanding Neurotrope BioScience common stock was converted into shares of our common stock, par value $0.0001 per share, on a one-for-one basis. Prior to the Reverse Merger, the Company entered into an amended and restated stockholders agreement (the “Common Stockholders’ Agreement”), dated August 23, 2013, with all of the holders of Neurotrope BioScience common stock, including Neurosciences Research Ventures, Inc. (“NRV”), Dr. Daniel Alkon, Northlea Partners LLLP (“Northlea”) and Dr. James New. The Common Stockholders’ Agreement amended and restated in its entirety the agreement between such stockholders and Neurotrope BioScience in effect prior to the Reverse Merger. Pursuant to the Common Stockholders’ Agreement, the parties agreed to certain corporate governance matters pertaining to the Company (including with respect to the composition of our Board of Directors) and to certain restrictions on the transfer of shares of common stock held by such parties.

On August 5, 2014, following receipt of a notice from Northlea removing Dr. New as one of Northlea’s director designees pursuant to the Common Stockholders’ Agreement, stockholders of the Company, representing not less than two-thirds of the voting power of the issued and outstanding common stock entitled to vote as required by Nevada corporate law, acted by written consent to remove Dr. New from the Company’s board of directors, effective as of August 5, 2014.

On November 12, 2015, the Company, NRV, Dr. Alkon and Northlea agreed to terminate the Common Stockholders’ Agreement in its entirety. On November 12, 2015, the Company and NRV entered into a letter agreement pursuant to which the Company agreed to take such reasonable actions within its control so that two (2) representatives designated by NRV are nominated for election to the board of directors of the Company at each annual meeting of stockholders until such time as the BRNI License (as defined below in the section “BRNI License”) is no longer in effect. Furthermore, the Company will use its best efforts to ensure that (i) each NRV designee is included in the Board’s slate of nominees to the stockholders for each election of directors, and (ii) each NRV designee is included in the proxy statement for every meeting of the stockholders of the Company called with respect to the election of members of the Board. Subject to applicable law and stock exchange rules, no NRV designee shall be removed from the Board unless such removal is for cause or requested in writing by NRV. In the event that any NRV designee shall cease to serve for any reason, NRV shall be entitled to designate such person’s successor and the Board will promptly fill the vacancy with such successor nominee and such designee will serve the remainder of the term of the director whom such designee replaces. Under the letter agreement, if an NRV designee is not appointed or elected to the Board because of such person’s death, disability, disqualification, withdrawal as a nominee or for other reason is unavailable or unable to serve on the Board, NRV is entitled to designate another nominee for such Board seat.

Lock-up Agreements and Other Restrictions

On November 12, 2015, we entered into a lock-up agreement with Dr. John Abeles and Northlea. Pursuant to the terms of the lock-up agreement, Dr. Abeles and Northlea agreed not to pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of our series B convertible preferred stock and Investor Warrants, or any securities underlying, convertible into or exercisable or exchangeable for our series B convertible preferred stock and Investor Warrants. The lock-up agreement will automatically terminate upon the second anniversary of the date of the final closing relating to the offering of our series B convertible preferred stock and Investor Warrants.

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BRNI License

On February 4, 2015, Neurotrope BioScience, Blanchette Rockefeller Neurosciences Institute (“BRNI”) and NRV II, LLC (“NRV II”) entered into an Amended and Restated Technology License and Services Agreement (the “BRNI License”), which further amended and restated the Technology License and Services Agreement dated as of October 31, 2012, as amended by Amendment No. 1 dated as of August 21, 2013.  The BRNI License was subsequently amended on November 12, 2015.

Pursuant to the BRNI License, Neurotrope BioScience maintained its exclusive (except as described below), non-transferable, world-wide, royalty-bearing right, with a right to sublicense (in accordance with the terms and conditions described below), under BRNI’s and NRV II’s respective right, title and interest in and to certain patents and technology owned by BRNI or licensed to NRV II, LLC by BRNI as of or subsequent to October 31, 2012 to develop, use, manufacture, market, offer for sale, sell, distribute, import and export certain products or services for therapeutic applications for Alzheimer’s Disease (“AD”) and other cognitive dysfunctions in humans or animals (the “Field of Use”). Additionally, the BRNI License specifies that all patents that issue from a certain patent application, shall constitute licensed patents and all trade secrets, know-how and other confidential information claimed by such patents constitute licensed technology under the BRNI License.

Notwithstanding the above license terms, BRNI and its affiliates retain rights to use the licensed intellectual property in the Field of Use to engage in research and development and other non-commercial activities and to provide services to Neurotrope BioScience or to perform other activities in connection with the BRNI License.

Under the BRNI License, BRNI is a preferred service provider in certain circumstances and Neurotrope BioScience may not enter into sublicense agreements with third parties except with BRNI’s prior written consent, which consent shall not be commercially unreasonably withheld. Furthermore, the BRNI License dated February 4, 2015 revises the agreement that was entered into as of October 31, 2012 and amended on August 21, 2013, in that it provides that any intellectual property developed, conceived or created in connection with a sublicense agreement that Neurotrope BioScience entered into with a third party pursuant to the terms of the BRNI License will be licensed to BRNI and its affiliates for any and all non-commercial purposes, on a worldwide, perpetual, non-exclusive, irrevocable, non-terminable, fully paid-up, royalty-free, transferable basis, with the right to freely sublicense such intellectual property. Previously, the agreement had provided that such intellectual property would be assigned to BRNI.

Under the BRNI License, BRNI and Neurotrope BioScience will jointly own data, reports and information that is generated on or after February 28, 2013, by Neurotrope BioScience, on behalf of Neurotrope BioScience by a third party or by BRNI pursuant to a statement of work that the parties enter into pursuant to the BRNI License, in each case to the extent not constituting or containing any data, reports or information generated prior to such date or by BRNI not pursuant to a statement of work (the “Jointly Owned Data”). BRNI has agreed not to use the Jointly Owned Data inside or outside the Field of Use for any commercial purpose during the term of the BRNI License or following any expiration of the BRNI License other than an expiration that is the result of a breach by Neurotrope BioScience of the BRNI License that caused any licensed patent to expire, become abandoned or be declared unenforceable or invalid or caused any licensed technology to enter the public domain (a “Natural Expiration”) provided, however, BRNI may use the Jointly Owned Data inside or outside the Field of Use for any commercial purpose following any termination of the BRNI License. Also, BRNI granted Neurotrope BioScience a license during the term and following any Natural Expiration, to use certain BRNI data in the Field of Use for any commercial purposes falling within the scope of the license granted to Neurotrope BioScience under the BRNI License.

The BRNI License further requires us to pay BRNI (i) a fixed research fee equal to a pro-rata amount of $1 million in the year during which we close on a $25 million round of financing, (ii) a fixed research fee of $1 million per year for each of the five calendar years following the completion of such financing and (iii) an annual fixed research fee in an amount to be negotiated and agreed upon no later than 90 days prior to the end of the fifth calendar year following the completion of such financing to be paid with respect to each remaining calendar year during the term of the BRNI License.

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On November 12, 2015, we entered into an amendment to the BRNI License. The amendment eliminates the requirement that Neurotrope Bioscience pay BRNI prepaid royalties equal to five percent (5%) of financing proceeds received by Neurotrope Bioscience in any financing prior to a public offering and provides that Neurotrope Bioscience will deliver to BRNI, following each closing pursuant to a certain securities purchase agreement, an amount equal to 2.5% of the Post-PA Fee Proceeds (as defined below) received at such closing. In addition, the amendment provides that on or prior to December 31, 2016, Neurotrope Bioscience shall deliver to BRNI an amount equal to 2.5% of the aggregate Post-PA Fee Proceeds received at the closings. Each payment would constitute an advance royalty payment to BRNI and will be offset (with no interest) against the amount of future royalty obligations payable until such time that the amount of such future royalty obligations equals in full the amount of the advance royalty payments made. “Post-PA Fee Proceeds” means the gross proceeds received, less all amounts paid to the placement agent(s), in relation to such gross proceeds. No other expenses of Neurotrope Bioscience shall be subtracted from the gross proceeds to determine the Post-PA Fee Proceeds.

The term of the BRNI License continues until the later of the date (i) the last of the licensed patents expires, is abandoned or is declared unenforceable or invalid (in each case, determined in accordance with the BRNI License) and (ii) the last of the licensed technology enters the public domain. Either party has the right to terminate the BRNI License after 30 days prior notice in certain circumstances, including if either party were to materially breach any provisions of the BRNI License and does not cure such material breach within 60 days from notice of such material breach from the non-breaching party, for breaches that are capable of being cured or in the event of certain bankruptcy or insolvency proceedings.

Our rights to develop, commercialize and sell our proposed products are dependent upon the BRNI License with BRNI. NRV, which is an affiliate of BRNI, beneficially owns 21.9% of our outstanding common stock, and Dr. Alkon, who is the Scientific Director of BRNI and the Chief Scientific Officer of the Company, beneficially owns 2.3% of our outstanding common stock. We are required to pay significant fees and royalties to BRNI pursuant to the BRNI License.

The Company’s director, William S. Singer, also currently serves as President of BRNI and serves as a member of BRNI’s board of directors.

Statements of Work

Effective August 28, 2013, we signed a statement of work (the “2013 SOW”) with BRNI pursuant to the BRNI License, whereby we contracted for the further development of its AD diagnostic product. The project is intended to validate each of three biomarkers in a heterogeneous patient population to determine sensitivity and selectivity parameters for each biomarker, or combination of biomarkers, to detect AD. The three biomarkers to be evaluated are: the PKCε levels, the Erk1/2 ratios, and the fibroblast morphology test. Pursuant to the 2013 SOW, we paid BRNI a total of $1,645,470 in twelve equal monthly installments of $137,123. These payments were for operating expenses associated with BRNI’s diagnostic laboratories.

Effective November 13, 2013, we agreed to a statement of work with BRNI pursuant in which we contracted for the further development of our potential therapeutic product. Pursuant to this statement of work, we paid BRNI $251,939 for related personnel and research services. The services provided pursuant to this statement of work were completed in 2014.

As of March 12, 2014, we entered into a statement of work with BRNI to continue pre-clinical activities relating to the commercialization of our therapeutic product. We paid BRNI the entire total pursuant to this statement of work of approximately $465,000 during the nine months ended September 30, 2014. The services provided pursuant to this statement of work were completed in 2014.

On February 4, 2015, we entered into a Statement of Work and Account Satisfaction Agreement with BRNI (the “February 2015 SOW”), which was effective as of October 1, 2014 and expired on September 30, 2015. Under the February 2015 SOW, we agreed, among other things, to pay BRNI twenty thousand dollars ($20,000) in quarterly payments during the twelve months from the date of the February 2015 SOW in exchange for advising and consulting services by BRNI’s chief scientist regarding our contract with Icahn School of Medicine at Mt. Sinai Hospital for the use of bryostatin in the treatment of Niemann Pick disease. The February 2015 SOW terminated and replaced the 2013 SOW and the parties agreed that neither party has or shall have any rights, claims damages or obligations for services or costs pursuant to the 2013 SOW.

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On November 12, 2015, we entered into a Statement of Work Agreement pursuant to the BRNI License Agreement (the “November 2015 SOW Agreement”), which replaced the February 2015 SOW Agreement. Pursuant to the November 2015 SOW Agreement, Neurotrope Bioscience agreed to pay BRNI one million one hundred sixty six thousand six hundred sixty six dollars ($1,166,666) in service fees payable in the amount of eighty three thousand three hundred thirty three dollars ($83,333) per month for each month from November 1, 2015 through December 31, 2016. The payments under the November 2015 SOW Agreement will satisfy Neurotrope Bioscience’s obligations to reimburse BRNI pursuant to the BRNI License for any and all attorneys’ fees, translation costs, filing fees, maintenance fees, and other costs and expenses related to applying for, filing, prosecuting, and maintaining patents and applications for the licensed intellectual property incurred by BRNI during the term of the November 2015 SOW Agreement (but, for the avoidance of doubt, such payments shall not satisfy any attorneys’ fees, translation costs, filing fees, maintenance fees, or other costs or expenses related to applying for, filing, prosecuting, and maintaining patents and applications for the licensed intellectual property incurred by BRNI after the expiration or termination of the November 2015 SOW Agreement term), as well as any litigation costs which BRNI may incur related to any of the licensed intellectual property during the November 2015 SOW Agreement term. BRNI shall not commence any litigation to enforce the licensed intellectual property without the consent of Neurotrope (which consent shall not be unreasonably withheld, delayed, or denied).

In consideration for the payments made pursuant to the November 2015 SOW Agreement, BRNI shall perform the services requested by Neurotrope Bioscience for the further development of Neurotrope’s bryostatin drug platform. In addition, under the terms of the November 2015 SOW Agreement, BRNI may enroll one (1) additional compassionate use, in addition to the compassionate use patient currently enrolled, in trials of BRNI’s Alzheimer’s therapeutic drug platform during the November 2015 SOW Agreement term, and the payments set forth above, shall satisfy any and all of Neurotrope Bioscience’s obligation whatsoever to BRNI or to any other third party for costs incurred or to be incurred by BRNI relating to such trials. Neurotrope Bioscience and BRNI shall jointly review protocols which shall be established to the parties’ mutual satisfaction and contain appropriate safety measures to be employed by the treating physician. No additional compassionate use or expanded access patients will be enrolled by BRNI without the consent of Neurotrope Bioscience.

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ELECTION OF DIRECTORS

(Notice Item 1)

On February 24, 2016, the Board of Directors nominated Charles S. Ramat, Paul E. Freiman, William S. Singer, James Gottlieb, Jay M. Haft and Susanne Wilke for election at the annual meeting. If they are elected, they will serve on our Board of Directors until the 2017 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified, or until their earlier resignation or removal.

Unless authority to vote for any of these nominees is withheld, the shares represented by the enclosed proxy will be voted FOR the election as directors of Charles S. Ramat, Paul E. Freiman, William S. Singer, James Gottlieb, Jay M. Haft and Susanne Wilke. In the event that either nominee becomes unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board of Directors may recommend in that nominee’s place. We have no reason to believe that any nominee will be unable or unwilling to serve as a director.

A plurality of the shares voted For each nominee at the Meeting is required to elect each nominee as a director.

The Board Of Directors Recommends The Election Of CHARLES S. RAMAT, PAUL E. FREIMAN, WILLIAM S. SINGER, JAMES GOTTLIEB, JAY M. HAFT AND SUSANNE WILKE As Directors, And Proxies Solicited By The Board Will Be Voted In Favor Thereof Unless A Stockholder Has Indicated Otherwise On The Proxy.

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AMENDMENT OF OUR ARTICLES OF INCORPORATION TO INCREASE FROM 300,000,000 SHARES TO 400,000,000 SHARES THE AGGREGATE NUMBER OF SHARES OF COMMON STOCK AUTHORIZED TO BE ISSUED

(Notice Item 2)

The Board of Directors has determined that it is advisable to increase our authorized common stock from 300,000,000 shares to 400,000,000 shares, and has voted to recommend that the stockholders adopt an amendment to our Articles of Incorporation effecting the proposed increase. The full text of the proposed amendment to the Articles of Incorporation is attached to this proxy statement as Appendix A.

As of February 24, 2016, 49,172,851 shares of our common stock were issued and outstanding (excluding treasury shares) and approximately an additional 250 million shares were reserved for issuance upon the conversion of existing securities and exercise of options granted under our various stock-based plans. Of this amount, approximately 40 million shares are reserved for issuance upon the conversion of our Series B Stock and approximately 200 million shares are reserved for issuance upon the exercise of the Investor Warrants and the Broker Warrants issued as part of our November 2015 private placement. Accordingly, a total of approximately 800,000 shares of common stock is available for future issuance.

The Board of Directors believes it continues to be in our best interest to have sufficient additional authorized but unissued shares of common stock available in order to provide flexibility for corporate action in the future. Management believes that the availability of additional authorized shares for issuance from time to time in the Board of Directors’ discretion in connection with future financings, investment opportunities, stock splits or dividends or for other corporate purposes is desirable in order to avoid repeated separate amendments to our Articles of Incorporation and the delay and expense incurred in holding special meetings of the stockholders to approve such amendments. We currently have no specific understandings, arrangements or agreements with respect to any future acquisitions that would require us to issue a material amount of new shares of our common stock. However, the Board of Directors believes that the currently available unissued shares do not provide sufficient flexibility for corporate action in the future.

If this proposal is approved, we will not solicit further authorization by vote of the stockholders for the issuance of the additional shares of common stock proposed to be authorized, except as required by law, regulatory authorities or rules of The NASDAQ Stock Market or any other stock exchange on which our shares may then be listed. The issuance of additional shares of common stock could have the effect of diluting existing stockholder earnings per share, book value per share and voting power. Our stockholders do not have any preemptive right to purchase or subscribe for any part of any new or additional issuance of our securities.

The affirmative vote of a majority of our total issued and outstanding voting capital stock, voting together as a single class, is required to approve the amendment to our Articles of Incorporation to effect the proposed increase in our authorized shares.

The Board Of Directors Recommends A Vote To Approve The Amendment To Our Articles Of INCORPORATION, And Proxies Solicited By The Board Will Be Voted In Favor Of The Amendment Unless A Stockholder Indicates Otherwise On The Proxy.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

(Notice Item 3)

The Audit Committee has appointed Friedman LLP, as our independent registered public accounting firm, to audit our financial statements for the fiscal year ending December 31, 2016. The Board proposes that the stockholders ratify this appointment. Friedman LLP audited our financial statements for the fiscal year ended December 31, 2015. We expect that representatives of Friedman LLP will be present at the annual meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

In deciding to appoint Friedman LLP, the Audit Committee reviewed auditor independence issues and existing commercial relationships with Friedman LLP and concluded that Friedman LLP has no commercial relationship with the Company that would impair its independence for the fiscal year ending December 31, 2016.

The following table presents fees for professional audit services rendered by Friedman LLP for the audit of the Company’s annual financial statements for the years ended December 31, 2015, and December 31, 2014, and fees billed for other services rendered by Friedman LLP during those periods.

	2015	2014
Audit fees:(1)	$72,119	$74,500
Audit related fees:(2)	$16,842	$10,567
Tax fees:	0	0
All other fees:	0	0
Total	$88,961	$85,067

(1) Audit fees consisted of audit work performed in the preparation of financial statements, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits.

(2) Audit related fees consisted principally of work relating to the filing of Company quarterly and annual reports and work relating to the filing of Company registration statements.

The percentage of services set forth above in the category audit related fees, that were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) (relating to the approval of a de minimis amount of non-audit services after the fact but before completion of the audit), was 100%.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-audit Services of Independent Public Accountant

Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm.

Prior to engagement of an independent registered public accounting firm for the next year’s audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval.

1.          Audit services include audit work performed in the preparation of financial statements, as well as work that generally only an independent registered public accounting firm can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards.

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2.          Audit-Related services are for assurance and related services that are traditionally performed by an independent registered public accounting firm, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements.

3.          Tax services include all services performed by an independent registered public accounting firm’s tax personnel except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice.

4.          Other Fees are those associated with services not captured in the other categories. The Company generally does not request such services from our independent registered public accounting firm.

Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires our independent registered public accounting firm and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage our independent registered public accounting firm for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging our independent registered public accounting firm.

The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

In the event the stockholders do not ratify the appointment of Friedman LLP as our independent registered public accounting firm, the Audit Committee will reconsider its appointment.

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to ratify the appointment of the independent registered public accounting firm.

The Board Of Directors Recommends A Vote To Ratify The Appointment Of FRIEDMAN LLP As Our Independent Registered Public Accounting Firm, And Proxies Solicited By The Board Will Be Voted In Favor Of Such Ratification Unless A Stockholder Indicates Otherwise On The Proxy.

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ADVISORY VOTE ON APPROVAL OF EXECUTIVE COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

(Notice Item 4)

We are seeking your advisory vote as required by Section 14A of the Securities Exchange Act of 1934, as amended, on the approval of the compensation of our named executive officers as described in the compensation tables and related material contained in this proxy statement. Because your vote is advisory, it will not be binding on our Compensation Committee or our Board of Directors. However, the Compensation Committee and the Board will review the voting results and take them into consideration when making future decisions regarding executive compensation. We have determined to hold an advisory vote to approve the compensation of our named executive officers annually, and the next such advisory vote will occur at the 2017 Annual Meeting of Stockholders.

Our compensation philosophy is designed to align each executive’s compensation with Neurotrope’s short-term and long-term performance and to provide the compensation and incentives needed to attract, motivate and retain key executives who are crucial to our long-term success. Consistent with this philosophy, a significant portion of the total compensation opportunity for each of our executives is directly related to performance factors that measure our progress against the goals of our strategic and operating plans, as well as our performance against that of our peer companies.

In accordance with the rules of the SEC, the following resolution, commonly known as a “say-on-pay” vote, is being submitted for a stockholder vote at the 2016 annual meeting:

“RESOLVED, that the compensation paid to the named executive officers of Neurotrope, Inc., as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the related material disclosed in this proxy statement, is hereby APPROVED.”

The affirmative vote of a majority of the votes present or represented by proxy and entitled to vote at the annual meeting is required to approve, on an advisory basis, this resolution.

The Board Of Directors Recommends A Vote To Approve The Compensation Of Our Named Executive Officers, And Proxies Solicited By The Board Will Be Voted In Favor Of Such Approval Unless A Stockholder Indicates Otherwise On The Proxy.

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CODE OF CONDUCT AND ETHICS

We have adopted a code of conduct and ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officers. The text of the code of conduct and ethics is posted on our website at www.neurotropebioscience.com and will be made available to stockholders without charge, upon request in writing to Neurotrope, Inc., Attn: Corporate Secretary, 50 Park Place, Suite 1401, Newark, New Jersey 07102. Disclosure regarding any amendments to, or waivers from, provisions of the code of conduct and ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting or the issuance of a press release of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented to the annual meeting. If any other business is properly brought before the annual meeting, proxies will be voted in accordance with the judgment of the persons named therein.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

To be considered for inclusion in the proxy statement relating to our 2017 Annual Meeting of Stockholders, we must receive stockholder proposals (other than for director nominations) no later than November 16, 2016. To be considered for presentation at the 2017 Annual Meeting, although not included in the proxy statement, proposals (including director nominations that are not requested to be included in our proxy statement) must be received no earlier than December 13, 2016 and no later than January 12, 2017, provided, however, that in the event that the 2017 Annual Meeting is called for a date that is not within thirty (30) days before or after April 12, 2017, notice by the stockholder in order to be timely must be so received not earlier than one hundred twenty (120) days prior to the 2017 Annual Meeting and not later than the close of business on the tenth (10th) day following the day on which notice of the date of the 2017 Annual Meeting was mailed or public disclosure of the date of the annual meeting was made, whichever first occurs. Proposals that are not received in a timely manner will not be voted on at the 2017 Annual Meeting. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. All stockholder proposals should be marked for the attention of Neurotrope, Inc., Attn: Corporate Secretary, 50 Park Place, Suite 1401, Newark, New Jersey 07102.

Newark, New Jersey

March 18, 2016

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APPENDIX A - TEXT OF CERTIFICATE OF AMENDMENT TO ARTICLES OF INCORPORATION

3. Authorized Stock.

Number of shares with par value: 450,000,000

Par value per share: $0.0001

Number of shares without par value: 0

3. Authorized Stock (continued)

(a) The Corporation is authorized to issue two classes of stock, to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation is authorized to issue is four hundred and fifty million (450,000,000) shares, of which four hundred million (400,000,000) shares shall be Common Stock, each having a par value of one-hundredth of one cent ($0.0001), and fifty million (50,000,000) shares shall be Preferred Stock, each having a par value of one-hundredth of one cent ($0.0001).

(b) The Board of Directors shall have authority to prescribe and provide for, by resolution or resolutions adopted by the Board of Directors, the issuance of Preferred Stock from time to time in one or more classes and/or series, the distinguishing designation for each class or series of Preferred Stock, the number of each class or series of Preferred Stock and the voting powers, designations, preferences and relative, participating, optional or other rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions, if any, thereof, and to increase or decrease the number of shares of any class or series of Preferred Stock subsequent to the issuance of shares of that class or series, but not below the number of shares of such class or series then outstanding, all to the full extent permitted by Nevada Private Corporations Law (Chapter 78 of the Nevada Revised Statutes), or any successor law(s) of the State of Nevada. In case the number of shares of any series shall be decreased in accordance with the foregoing sentence, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series. Without limiting the generality of the foregoing, any of the voting powers, designations, preferences, rights and qualifications, limitations or restrictions of a class or series of Preferred Stock, and any rate, condition or time for payment of distributions on any class or series of Preferred Stock, may be made dependent upon any fact or event which may be ascertained outside these Articles of Incorporation or the resolution adopted by the Board of Directors if the manner in which such fact or event may operate is stated in the resolution. As used in this paragraph, "fact or event" includes, without limitation, the existence of a fact or occurrence of an event, including, without limitation, a determination or action by a person, the Corporation itself or any government, governmental agency or political subdivision of a government.

NEUROTROPE, INC. 50 Park Place, Suite 1401, Newark, New Jersey PROXY FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 12, 2016 This Proxy is Solicited on Behalf of the Board of Directors of Neurotrope, Inc. The undersigned hereby appoints Messrs. Ramat and Weinstein, and each of them (with full power to act alone), as Proxies of the undersigned, each with the power to appoint his substitute, and hereby authorizes each of them to represent and vote, as designated below, all the shares of the Common Stock and all the shares of the Series B Convertible Preferred Stock (voting on an as-if converted basis with the holders of Common Stock) of Neurotrope, Inc. held of record by the undersigned on March 14, 2016, at the Annual Meeting of Stockholders to be held on April 12, 2016 or any adjournment thereof, with all the power the undersigned would have if personally present at the Annual Meeting of Stockholders. The undersigned hereby revokes any proxy previously given with respect to such shares. Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the Election of Directors and FOR Proposals 1, 2, 3 and 4. In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders or any adjournments thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement. 1. Election of directors (or if any nominee is not available for election, such substitute as the Board of Directors may designate): 01. Charles S. Ramat 02. Paul Freiman 03. William Singer 04. James Gottlieb 05. Jay M. Haft 06. Susanne Wilke   FOR all six of the nominees listed   WITHHOLD all six of the nominees listed   FOR ALL EXCEPT (Instructions: To withhold authority to vote for any individual nominee(s), mark gFOR ALL EXCEPTh and strike a line through the nominee(s) above) 3. Proposal to ratify the appointment of Friedman LLP as Neurotrope, Inc.fs independent registered public accounting firm for the fiscal year ending December 31, 2016.   FOR   AGAINST   ABSTAIN 2. Proposal to approve a proposed amendment to the Neurotrope, Inc. Articles of Incorporation to increase the authorized number of shares of Neurotrope, Inc. common stock from 300,000,000 to 400,000,000.   FOR   AGAINST   ABSTAIN 4. Proposal to approve, on an advisory basis, the compensation of Neurotrope, Inc.fs named executive officers, as disclosed in the accompanying Proxy Statement.   FOR   AGAINST   ABSTAIN PLEASE SIGN EXACTLY AS NAME APPEARS BELOW. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. When signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Dated: ____________________, 2016 Signature: _________________________________________ Signature if held jointly: ______________________________